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5                                                                                  Application for Variable Universal Life Insurance
                                                                                                Please print or type all information


Valley Forge Life Insurance Company, 401 Penn Street, Reading, PA  19601
Executive Office: CNA Plaza, Chicago, IL  60685
Administrative Office: CNA Life, 100 CNA Drive, Nashville, TN  37214
1. Proposed Insured 1                                                   4. Insurance
 /  /Male  /  /Female
                                                                        Plan:
--------------------------------------------------------------------             ---------------------------------------------------
First Name                 Middle                    Last               Face amount:
                                                                                        --------------------------------------------
                                                                        Premium mode:
--------------------------------------------------------------------
Height            Weight            Driver Lic.      State              / / Annual            / / Semi-annual         / / Quarterly
                                                                        / / Monthly automatic bank draft 2 months premium required for program setup.
--------------------------------------------------------------------
Date of birth              Place            Social Security No.
                                                                        First premium   $
--------------------------------------------------------------------                        ----------------------------------------
Street Address             City             State    ZIP                First premium may not be less than minimum premium for mode selected.
                                                                        Planned periodic premium:    $
--------------------------------------------------------------------
                                                                                                         ---------------------------
Home Phone        Business Phone            Email address
-----------------------------------------
Proposed Insured 2, if applicable                                       Minimum premium:       $
-----------------------------------------                                                         ----------------------------------
/  / Male                                                               Amount remitted with application:    $
                ----------------------------------------------------                                            --------------------
/  / Female      Relationship to proposed insured(s)                     Death benefit option:  /  /Option 1      /  /Option 2
                                                                         For other benefits complete Optional Benefits form.
--------------------------------------------------------------------
First Name                 Middle                    Last
                                                                        5. Life Insurance in force
--------------------------------------------------------------------
Height            Weight            Driver Lic.      State
                                                                        a. List all life insurance in force, including amount of
--------------------------------------------------------------------       each death benefit and purpose (If 'None', so state):
Date of birth              Place            Social Security No.

--------------------------------------------------------------------

                                                                                                                  1

Street Address             City             State    ZIP                   Proposed Insured 1:
                                                                                                 -----------------------------------

--------------------------------------------------------------------       ---------------------------------------------------------
                                                                           ---------------------------------------------------------
Home Phone        Business Phone            Email address
                                                                           ---------------------------------------------------------
2. Owner, if other than proposed insured(s)                                Proposed Insured 2:
                                                                                                 -----------------------------------
 /  /Individual  /  /Trust /  /Other, please specify
                                                                           ---------------------------------------------------------
                                                                           ---------------------------------------------------------

--------------------------------------------------------------------       ---------------------------------------------------------
First Name                 Middle                    Last                                                     Proposed      Proposed
                                                                        b. Are any applications for life      Insured 1    Insured 2
--------------------------------------------------------------------
Date of birth                          Social Security/Tax No.             insurance on any proposed
                                                                           insured currently pending with
--------------------------------------------------------------------       any insurer?                 / /Yes  / /No  / /Yes  / /No
Street Address             City             State    ZIP
                                                                        c. Has any proposed insured
--------------------------------------------------------------------       replaced a life insurance
Relationship to proposed insured(s)         Phone number                   policy in the last
                                                                           three years?                / /Yes  / /No   / /Yes  / /No

Joint Owner, if applicable
--------------------------------                                        d. Replaced two or more times in
                                                                           the last five years?        / /Yes  / /No   / /Yes  / /No
--------------------------------------------------------------------
First Name                 Middle                    Last               e. Will this policy replace or change
                                                                           any existing life policy or annuity
--------------------------------------------------------------------       with any company?
Relationship to proposed insured(s)                                        (If so, please provide name and
                                                                           policy number in #12
                                                                           'Comments'.)                / /Yes  / /No   / /Yes  / /No
--------------------------------------------------------------------
Date of birth                          Social Security/Tax No.
3. Beneficiary
Primary                                         Percent                 6. Financial Information
                                                         ---------------

                                                                                                              Proposed     Proposed
--------------------------------------------------------------------
First Name                 Middle                    Last               a. Is the person proposed for         Insured 1    Insured 2
                                                                           insurance actively employed?
--------------------------------------------------------------------
Relationship to Proposed Insured(s)                                        (If currently on leave due to
                                                                           accident,

                                                                                                                  2
                                                                           illness or disability, check 'no'
                                                                           and explain
--------------------------------------------------------------------       in #12 'Comments'.)           / /Yes  / /No  / /Yes / /No
Address of beneficiary

Contingent                                      Percent                 b. Ever filed for bankruptcy?    / /Yes  / /No  / /Yes / /No
                                                         ---------------
----------------
                                                                           If so, date of discharge:
--------------------------------------------------------------------
                                                                                                         ----------      ----------
First Name                 Middle                    Last               c. Occupation
                                                                                                         ----------      ----------
                                                                           Hours worked per week
--------------------------------------------------------------------                                     ----------      ----------
Relationship to Proposed Insured(s)                                     d. Annual income                 ----------      ----------


(Add information about additional beneficiaries under #12               e. Estimated net worth           ----------      ----------
'Comments'.)




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VULAPP-101 (10/00)


7. Medical and Non-Medical Information
                                                                                                           Proposed      Proposed
Has the person proposed for insurance: (If `yes' give full details in #12 'Comments.')                     Insured 1     Insured 2
a.    In the last three years flown or plan to fly as a pilot, student pilot or crew?                      //Yes //No   //Yes //No
                                                                                      ....................
b.    In the last two years traveled or resided or intends to travel or reside outside the USA?
                                                                                                 ......... //Yes //No   //Yes //No
c.    In the last three years engaged in, or intends to engage in, sky or scuba diving, hang gliding, rock climbing, or any form of motorized racing?
                                                                         ................................. //Yes //No   //Yes //No
d.    Ever used heroin, cocaine (including crack), LSD, PCP, amphetamines, barbiturates, any derivative
      of these drugs, or any other controlled substance except as prescribed by a physician?               //Yes //No   //Yes //No

e.    Received or been advised to seek counseling for alcohol and/or drug abuse?
                                                                                          ................ //Yes //No   //Yes //No
f.    Ever been declined for insurance, had a policy rated, modified in any way, or been denied reissue, reinstatement, or renewal of a policy?
                                                                 ......................................... //Yes //No   //Yes //No

                                                                                                                  3
g.    In the last three years had two or more moving violations, ever been convicted of driving while intoxicated, or ever had a license suspended or revoked?
                                                                           ............................... //Yes //No   //Yes //No
h.    In the last ten years been told that you had any of the following:

      1. Stroke, epilepsy, mental or nervous disorder?
                                                             ............................................. //Yes //No   //Yes //No
      2. Lung or respiratory disorder, high blood pressure, chest pain, or disease of the heart or blood vessels?
                                         ................................................................. //Yes //No   //Yes //No
      3. Hepatitis, kidney disease, prostate disorder, or disease of the reproductive organs?
                                                                                                 ......... //Yes //No   //Yes //No
      4. Disorder of the blood or lymph nodes, cancer or tumor of any kind or diabetes?
                                                                                                .......... //Yes //No   //Yes //No
i.    In the past five years been hospitalized,  or consulted,  been examined or treated  by  any  physician,  psychiatrist  or  medical  practitioner  not
      disclosed in response to the previous questions?                                                     //Yes //No   //Yes //No

j.    Been diagnosed by a member of the medical profession as having AIDS, ARC or the HIV infection?
                             ............................................................................. //Yes //No   //Yes //No
k.    Is the person proposed for insurance taking any prescribed medication? (If yes, list in
      #12.)
                                                                                                   ....... //Yes //No   //Yes //No
l.    Ever been convicted of a felony?
                                         ................................................................. //Yes //No   //Yes //No
--------------------------
Proposed Insured 1
--------------------------
      Used tobacco or nicotine products?       / /Never      / /Present   / /Former      Mo./Year quit:
                                                                                                         ---------------------
         Check    / /smokeless  / /cigar  / /cigarette  / /pipe  / /patch or gum      # years smoked               Packs/day
                                                                                                         ------------
         type:
                                                                                                                         -----------
      Family history   age if living  or   at death         cancer history                     heart disease or circulatory disorder
               Mother                 or                  /  /Yes, since age             / /No / /Yes, since age              / /No
                                                                             -----------                          -----------
                       --------------      ------------
               Father                 or                 /   /Yes, since age             / /No / /Yes, since age              / /No
                                                                             -----------                          -----------
                       --------------      ------------
      Regular physician:
                           ---------------------------------------------------------------------------------------------------------
            Physician's
            address:
                                ----------------------------------------------------------------------------------------------------
                                Street or PO Box                                              City                      State    ZIP
            Physician's phone                          Date of last                 Reason for/result of last

                                                                                                                  4
                                                       visit                        visit
                              ------------------------                 ------------                           ----------------------
--------------------------
Proposed Insured 2
--------------------------
      Used tobacco or nicotine products?    / /Never    / /Present    / /Former     Mo./Year quit:
                                                                                                      ---------------------
         Check     / /smokeless   / /cigar  / /cigarette / /pipe   / /patch or gum    # years smoked               Packs/day
                                                                                                       ------------
         type:
                                                                                                                        ------------
      Family history   age if living  or   at death         cancer history                     heart disease or circulatory disorder
               Mother                 or                   / /Yes, since age           / /No   / /Yes, since age               / /No
                                                                            -----------                            -----------
                       --------------      ------------

               Father                 or                   / /Yes, since age           / /No   / /Yes, since age               / /No
                                                                            -----------                            -----------
                       --------------      ------------
      Regular physician:
                           ---------------------------------------------------------------------------------------------------------
            Physician's
            address:
                                ----------------------------------------------------------------------------------------------------
                                Street or PO Box                                              City                      State    ZIP
            Physician's phone                          Date of last                 Reason for/result of last
                                                       visit                        visit
                              ------------------------                 ------------                           ----------------------


8. Conditional Receipt
      Questions related to conditional receipt apply to all Proposed Insured(s).
                    In the past 90 days,  has any person  proposed for insurance been  admitted  to a  hospital  or other  medical  facility,
       / /Yes   / /No been advised to be admitted, contemplated surgery, or had surgery performed or recommended?
                    In the past two years, has any person proposed for insurance been  treated  by a member  of the  medical  profession
       / /Yes   / /No for heart disease, stroke, cancer or AIDS, or had such treatment recommended?

      If either  question  in this  section is answered  "Yes" or left blank,  a
      premium  payment  cannot  be  accepted  with  this   application  and  any
      conditional receipt is void.



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                                                                                                                  5

VULAPP-101 (10/00)


9. Allocations                                                          10. Suitability

The initial premium will be allocated as indicated below.               Questions related to suitability apply to all Proposed
Selections must total 100%, minimum allocation to any                   Insured(s).
subaccount is 1%. No fractional percentages. These                      a. Do you understand that the death benefit and surrender
percentages may be changed at any time by the owner.                       value may increase or decrease depending on the
If no allocation is indicated, the money market fund will                  investment experience of the variable subaccounts?
be automatically selected.                                                  / /Yes    / /No
Alliance Capital                                                        b. Your primary investment objective is?
     %    Growth & Income Portfolio                                      / /Guaranteed Interest / /Preservation of Capital / /Growth
-----
     %    Premier Growth Portfolio                                       / /Aggressive Growth   / /Income
-----
American Century Investments                                            c. Do you believe that this policy will meet your insurance
     %    VP Income & Growth Fund                                          needs and financial objectives?
-----
     %    VP Value Fund                                                    / /Yes    / /No
-----
Federated Advisors                                                      d. Have you received a copy of the current prospectus?
     %    Prime Money Fund II (money market fund)                          / /Yes    / /No  Date of prospectus:
-----
     %    Utility Fund II
-----
     %    High Income Bond Fund II                                      11. Optional Investment Programs
-----
Fidelity Management and Research Co.
     %    VIP Equity Income Portfolio                                   Rebalancing and dollar cost averaging cannot occur at the
-----
     %    VIP II Asset Manager Portfolio                                same time. However, the programs can occur in sequence.
-----
     %    VIP II Index 500 Portfolio                                    Please specify start/end dates.
-----
     %    VIP II Contrafund Portfolio
-----
Franklin-Templeton Distributors                                         11a. Rebalancing (Automatic Transfer Option)
-----     %    Developing Markets Securities Fund

-----     %    Asset Strategy Fund
                                                                        Rebalancing will begin on the first business day of the
Fred Alger Management, Inc.                                             chosen frequency once the request is received. Rebalancing
     %    American Small Cap Portfolio                                  should occur:
-----
     %    American Growth Portfolio                                     / /Quarterly         / /Semi-annually       / /Annually
-----
     %    American Mid-Cap Growth Portfolio                             Start date:         End date:          (If used with DCA.)

                                                                                                                  6

-----
                                                                                   ----------          ------------
-----%    American Leverage Allcap Portfolio
Janus Aspen Series                                                      11b. Dollar Cost Averaging (DCA)
     %    Capital Appreciation Portfolio
-----
     %    Growth Portfolio                                             DCA contributions will be allocated as selected in Section 9.
-----
     %    Balanced Portfolio                                           Consult your prospectus for additional information regarding
-----
     %    Flexible Income Portfolio                                    minimums, restrictions and conditions on dollar cost
-----
     %    International Growth Portfolio                               averaging.
-----
     %    Worldwide Growth Portfolio                                    Amount per frequency $                 (minimum amount $100)
-----
                                                                                                ---------------
Lazard Asset Management
     %    Retirement Equity Portfolio                                   Select your DCA source account (Check one)
-----
     %    Retirement Small Cap Portfolio                                / /Money market (Must have minimum account value of $1,000)
-----
MFS Asset Management Inc.                                                  Start date:        End date:         (If used with
                                                                                                                rebalancing.)
                                                                                       -------          --------
-----%    Emerging Growth Series
     %    Research Series                                                  Transfer frequency: (Check one)
-----
-----%    Growth With Income Series                                         / /Monthly   / /Quarterly  / /Semi-annually  / /Annually
-----%    Total Return Series
Morgan Stanley Asset Management                                            If you want to withdraw on a specific day of the month,
                                                                           please provide
     %    Emerging Markets Equity Portfolio                                date:             . (Not 29th, 30th or 31st.) Otherwise,
-----                                                                            ------------
                                                                           contributions will begin one frequency after the date
     %    International Magnum Portfolio                                   of issue.
-----
Fixed Account
     %    1 year                                                           Termination Date:
-----
                                                                            / /            Until DCA source account is 100% depleted
                                                                               -----------
Fixed Account II                                                            / /            Number of months
                                                                               -----------

     %    1 year                                                            / /            Specific date of termination
-----                                                                          -----------



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     %    3 year                                                            / /            Will notify when to terminate DCA program
-----                                                                          -----------

-----%    5 year
     %    7 year                                                            / /6 Month Fixed Interest Option* Available only at
-----                                                                            initial purchase.

     %    10 year                                                           / /12 Month Fixed Interest Option* Available only at
-----                                                                            initial purchase.

Other (Please specify)                                                     *Must commit at least $5,000 to source account. Amount
                                                                           will be depleted over this time frame.

     %
-----
          -------------------------------------------------
     %                                                                     Transfer frequency: (Check one) / /Monthly / /Quarterly
-----
          -------------------------------------------------

-----%
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     %                                                                  12. Comments
-----
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-----%
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                                                                        ------------------------------------------------------------
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Transfer Authorization

Upon receiving proper  identification as outlined in the prospectus,  I instruct

Valley Forge Life to accept requests from (check all applicable boxes) / / me (the owner[s]) / /and/or my designated registered representative (name of representative). I understand that neither Valley Forge Life, nor any person authorized by Valley Forge Life, will be responsible for any claim, loss, liability or expense in connection with instructions received from me or the designated representative, if Valley Forge Life acted on such instructions in good faith in reliance upon this authorization. Valley Forge Life will continue to act upon this authorization until such time as I notify Valley Forge Life otherwise in writing.

Authorization To Obtain Information

I hereby authorize any physician, medical practitioner, hospital, clinic, other medical or medically related facility, insurance or reinsuring company, the Medical Information Bureau, Inc., consumer reporting agency, employer or the Veterans Administration, having information available as to diagnosis, treatment and prognosis with respect to any physical or mental condition and/or treatment, including psychiatric conditions, drug or alcohol abuse, and any other medical or non-medical information about me or my health to give to Valley Forge Life Insurance Company, or its legal representatives, any and all such information.

To facilitate rapid submission of such information, I authorize all said sources, except MIB, to give such records or knowledge to any agency employed by the Company to collect and transmit such information.

I understand the information obtained by use of this Authorization will be used by Valley Forge Life Insurance Company to determine eligibility for insurance. Any information obtained will not be released by Valley Forge Life Insurance Company to any person or organization EXCEPT to reinsuring companies, the Medical Information Bureau, Inc., or other persons or organizations performing business or legal services in connection with my application, or as may be otherwise lawfully required or as I may further authorize.

I understand that I may request to receive a copy of this Authorization.

I agree that a photographic copy of this Authorization shall be as valid as the original.

I acknowledge having received and read the Notice to the Proposed Insured(s) and the Medical Information Bureau Notice.

I agree that this Authorization shall remain  valid for two years from its date.

The Proposed Insured(s) and the Applicant, if other than the Proposed Insured(s), agrees that: (1) all statements and answers in this application are complete, true and correctly recorded to the best of my (our) knowledge and belief; (2) if this application is accepted by the Company, the policy applied for and this application will constitute the entire insurance contract; (3) if no premium has been given to the agent with this application, insurance will not take effect until the application is approved and accepted by the Company, and the policy is delivered while the health of each person proposed for insurance and other conditions remain as described in this application and at least the Minimum Premium for the Quarterly Mode has been paid in full. The acceptance of the policy by the Proposed Insured(s) will ratify any corrections and notations, including amendments of amount, risk classification, age at issue, plan of insurance or benefits. However, in those states where written consent is required, any such amendment will be made only with the written consent of the Proposed Insured(s) and the Applicant, if other than the Proposed Insured(s).

The Proposed Insured(s) acknowledges having received and read the Notice to the Proposed Insured(s) and the Medical Information Bureau Notice. If a premium has been given to the agent with this application, the Proposed Insured(s) acknowledges having read and understood the conditions of the Conditional Premium Receipt.

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Under the penalties of perjury, I/We certify that the social security number(s) provided herein is/are true, correct and complete.

Signed at                                                                     this            day of
               --------------------------------------------------------------       ---------         ------------------------------
               City                                        State                                      Month             Year

X                                                                             X
----- --------------------------------------------------------------------    -- ---------------------------------------------------
Proposed Insured 1 (If signing on behalf of Proposed insured, specify         Proposed Insured 2 (If applicable)
relationship)

X                                                                             X
----- --------------------------------------------------------------------    -- ---------------------------------------------------
Owner, if other than Proposed Insured(s)                                      Joint Owner (If applicable)
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      I elect to be interviewed if an investigative  consumer report is prepared
/ /   in connection with this application. Please contact me during the hours of
      __________   and  __________. My telephone number is: __________.

I certify to the best of my knowledge  the answers to the questions in all parts of this application are true and correct.  I further certify that to the best of my  knowledge  this  policy will will not  replace or change any  existing  life insurance or annuity now in force.
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X                                                                  X
----- ---------------------------- ----------- ------------------- --- ----------------------------- --------------- ---------------
Writing Agent/Representative       Agent Code  Split Percent       Writing Agent/Representative      Agent Code      Split Percent

X                                                                  X
----- -------------------- ----------- -------------- ------------ --- -------------------------------------------- ----------------
Broker Dealer              Dealer Code Branch Address Phone Number Wholesale Broker Dealer/Managing General       Dealer/Agency Code
                                                                   Agent/Life Sales Office

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Send  applications  and paperwork to CNA,  ATTN:  Variable  Team, 100 CNA Drive,
Nashville, TN 37214 Phone: 800-262-1755

VULAPP-101 (10/00)